THE ALGER FUNDS

Supplement Dated July 29, 2008 to the
Prospectus Dated March 1, 2008
As supplemented to date

The following replaces the entry for Alger Health Sciences Fund in the chart under the heading "Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments" on page 27 of the Prospectus:

Fund	Portfolio Manager(s)	Since
Health Sciences Fund	Dan C. Chung, David Farhadi, M.D. and Rosanne Ott	October 2005 July 2008 October 2005

In addition, the following paragraph is added to the descriptions of portfolio managers on page 27 of the Prospectus.

David Farhadi, M.D. has been employed by the Manager since July 2008 as a Vice President and Senior Analyst. Prior to joining the Manager, he was an analyst and portfolio manager at Pequot Capital Management from September 2006 to December 2007 and an analyst for Citadel Investment Group from April 2004 to March 2006. Previously, he was an associate analyst at UBS from September 2002 to April 2004.

AS072908

THE ALGER FUNDS

Alger Health Sciences Fund

Supplement dated July 29, 2008 to the

Statement of Additional Information

dated March 1, 2008

As supplemented to date

The following updates the information in the Statement of Additional Information regarding the Trust’s portfolio managers.

(1)  A line item regarding other accounts managed by David Farhadi, M.D. in the table under “Other Accounts Managed by Portfolio Managers” on page 35 of the Statement of Additional Information is added.  He currently does not manage any other accounts.

(2)  A line item regarding David Farhadi, M.D.’s ownership of Alger Health Sciences Fund shares in the table under “Securities Owned by the Portfolio Managers” on page 35 of the Statement of Additional Information is added.  Currently he does not own any shares of Alger Health Sciences Fund.